               OPPENHEIMER INTERNATIONAL DIVERSIFIED FUND
               Supplement dated September 28, 2007 to the
                    Prospectus dated August 27, 2007

This supplement amends the prospectus of Oppenheimer International
Diversified Fund (the "Fund") dated August 27, 2007.

The "Shareholder Fees" and "Annual Fund Operating Expenses" tables on page 12 of the section entitled "Fees and Expenses of the Fund" are deleted in their entirety and replaced with the following:

Shareholder Fees (charges paid directly from your investment):
                               Class A  Class B  Class   Class N  Class Y
                                Shares   Shares  C        Shares   Shares
                                                 Shares
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Maximum Sales Charge (Load)
on purchases (as % of           5.75%     None    None     None     None
offering price)
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Maximum Deferred Sales Charge
(Load)                         None(1)   5%(2)    1%(3)   1%(4)     None
(as % of the lower of the
original offering price or
redemption proceeds)

Annual Fund Operating Expenses:
(% of average daily net assets)
                                 Class A  Class   Class   Class N  Class
                                  Shares  B       C        Shares  Y
                                          Shares  Shares           Shares
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Management Fees                    None     None    None    None     None
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Distribution and/or Service        0.25%    1.00%   1.00%   0.50%    None
(12b-1) Fees
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Other Expenses(5)                  0.18%    0.30%   0.19%   0.24%    0.02%
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Fund Operating Expenses(6)         0.43%    1.30%   1.19%   0.74%    0.02%
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Acquired Fund Fees and             0.74%    0.74%   0.74%   0.74%    0.74%
Expenses(7)
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Total Annual Fund Operating        1.17%    2.04%   1.93%   1.48%    0.76%
Expenses(8,9)

The Annual Fund Operating Expenses table includes the fees directly incurred by the Fund and the Acquired Fund Operating Expenses incurred indirectly by the Fund through its investments in shares of the
Underlying Funds.  The expenses of the Underlying Funds are based on an estimate of the total annual expense ratio, without giving effect to any waivers or reimbursements, of the Underlying Funds.  In addition, any material changes to the Fund's asset allocation in the Underlying
Funds could increase or decrease the Acquired Fund Fees and Expenses.
The "Management Fees" in the table above reflect the fact that there are no such fees paid directly by the Fund.

1.  A Class A contingent deferred sales charge may apply to redemptions of investments of $1 million or more or to certain retirement plan redemptions. See "How to Buy Shares" for details.
2.  Applies to redemptions in the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1%
during years one through six and is eliminated after that.
3.  Applies to shares redeemed within 12 months of purchase.
4.  Applies to shares redeemed within 18 months of a retirement plan's first purchase of Class N shares.
5.  "Other Expenses" include transfer agent fees, custodial fees, accounting and legal expenses that the Fund pays. The transfer agent fee is a per account fee and will therefore vary on a percentage basis as the number of accounts change.  The transfer agent has also voluntarily undertaken to limit the transfer agent fees paid to 0.35%
of average net assets per fiscal year for all classes.  This undertaking may be amended or withdrawn at any time.
6.  After the transfer agent waiver and fee waiver described above the actual "Fund Operating Expenses" were 0.43% for Class A, 1.30% for
Class B, 1.19% for Class C, 0.74% for Class N, and 0.02% for Class Y.
7.  "Acquired Funds' Fees and Expenses" are fees and expenses incurred indirectly by the Fund with respect to the Acquired Funds in which the
Fund invested during its most recent fiscal year. For purposes of this table, the term "Acquired Funds" is intended to cover mutual funds
(including the Underlying Funds), hedge funds, private equity funds, and certain other pooled investment vehicles, but does not include securities such as structured finance products, collateralized debt obligations or other securities not generally considered investment companies or private investment companies. The calculation of the
"Acquired Fund Fees and Expenses" is based on the total annual expense ratios, without giving effect to any waivers or reimbursements, of the
Acquired Funds that the Fund held in its portfolio during its most recent fiscal year. Any material change in the Fund's asset allocations to the Underlying Funds might increase or decrease those expenses.
8.  The Manager has voluntarily undertaken to waive fees and/or reimburse the Fund for certain expenses so that Total Annual Fund
Operating Expenses as a percentage of average daily net assets will not exceed the following annual rates: 1.75%, 2.50%, 2.50%, and 2.00% for
Class A, Class B, Class C, and Class N respectively.  The Manager may modify or terminate that undertaking at any time without notice to shareholders.  Those expense limitations do not include Extraordinary
Expenses and other expenses not incurred in the ordinary course of the
Fund's business.  Notwithstanding the foregoing limits, the Manager is not required to waive or reimburse Fund expenses in excess of indirect management fees earned from investments in Underlying Funds to assure that expenses do not exceed those limits.
9.  After the transfer agent waiver and fee waiver described above the
"Other Expenses" and "Total Annual Fund Operating Expenses" were 0.10%
and 0.35% for Class A, 0.22% and 1.22% for Class B, 0.12% and 1.12% for
Class C, 0.17% and 0.67% for Class N, and -0.05% and -0.05% for Class
Y. For Class Y shares, the amount of indirect expenses reimbursed exceeded the amount of direct expenses that share class incurred.

September 28, 2007                                         PS0195.002